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							 File Number: 333-89354
                                               Filed Pursuant to Rule 497(e) of
                                                     the Securities Act of 1933

                                                                  August 1, 2020


                          PIONEER DYNAMIC CREDIT FUND


	SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT
            OF ADDITIONAL INFORMATION, EACH DATED AUGUST 1, 2020

The Board of Trustees of Pioneer Dynamic Credit Fund has approved the reorganization of Pioneer Corporate High Yield Fund with the Fund (the "Reorganization"). Each fund is managed by Amundi Pioneer Asset Management, Inc. The Reorganization is expected to occur in the third quarter of 2020. The Reorganization does not require shareholder approval.

Following is a brief description of certain aspects of the Reorganization:
o Pioneer Corporate High Yield Fund will reorganize with Pioneer Dynamic Credit Fund, resulting in the "Combined Fund." The Combined Fund will be named "Pioneer Corporate High Yield Fund."
o Pioneer Corporate High Yield Fund's investment team will manage the Combined Fund.
o The Combined Fund will have the same investment objective, investment strategies and investment policies as Pioneer Corporate High Yield Fund.
o The Combined Fund's investment objective will be to seek a high level of current income and long-term capital appreciation. The Combined Fund normally will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in below investment grade (high yield) debt of corporate issuers. Pioneer Dynamic Credit Fund's investment objective is to seek a high level of current income. Capital appreciation is a secondary objective. Pioneer Dynamic Credit Fund normally invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities.
o The management fee payable by the Combined Fund will be equal to 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% of the Fund's average daily net assets over $1 billion. The management fee payable by Pioneer Dynamic Credit Fund is equal to 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% of the Fund's average daily net assets over $1 billion. Thus, the management fee payable by the Combined Fund will be less than the management fee payable by Pioneer Dynamic Credit Fund.
o It is currently anticipated that the historical performance of Pioneer Corporate High Yield Fund will become the Combined Fund's historical performance.
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o The Reorganization is expected to qualify as a tax-free reorganization, which generally means that the Reorganization will result in no income gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the Reorganization.

Additional information about the Reorganization and the Combined Fund will be provided to shareholders prior to the consummation of the Reorganization.






























                                                                   32036-01-0820
                                (Copyright)2020 Amundi Pioneer Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC